HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2023 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 22% AND ASSETS UNDER MANAGEMENT GROWING BY 10% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – February 7, 2023 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the third fiscal quarter ended December 31, 2022.

THIRD QUARTER FISCAL 2023 HIGHLIGHTS

•Assets under management – Total assets under management of $107.5 billion grew 10% year-over-year. Fee-earning assets under management increased 19% to $54.9 billion over the same period.

•Revenue – Management and advisory fees of $97.4 million for the quarter represent growth of 22% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $952.2 million.

•Earnings per share – GAAP EPS of $0.31 on $9.7 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on March 15, 2023 that will be paid on April 6, 2023. The target full-year dividend of $1.60 represents a 14% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its third quarter fiscal 2023 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: "Despite what continues to be a challenging market environment, we have posted another strong quarter of earnings and growth. We are executing well across the entirety of the business and I remain proud of the effort and determination the team continues to put forth.”

Conference Call
Hamilton Lane will discuss third quarter fiscal 2023 results in a webcast and conference call today, Tuesday, February 7, 2023, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 67939. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 330- 2028 or (437) 291-8584 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs nearly 600 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $831.9 billion in assets under management and supervision, composed of $107.5 billion in discretionary assets and $724.4 billion in non-discretionary assets, as of December 31, 2022. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2023 Third Quarter Results Earnings Presentation - February 7, 2023

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Investor Relations Manager Mario Giannini Chief Executive Officer

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $108 billion and $55 billion, respectively, as of December 31, 2022, increases of 10% and 19%, respectively, compared to December 31, 2021 • Management and advisory fees increased 20% compared to the nine months ended December 31, 2021 USD in millions except per share amounts Q3 FY23 QTD Q3 FY23 YTD vs. Q3 FY22 YTD Management and advisory fees $97.4 $276.2 20 % GAAP net income $9.7 $78.0 (41) % GAAP EPS $0.31 $2.19 (39) % Adjusted net income1 $23.3 $127.9 (32) % Non-GAAP EPS1 $0.43 $2.38 (32) % Fee Related Earnings1 $41.5 $118.1 11 % Adjusted EBITDA1 $63.7 $204.5 53% • Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on March 15, 2023 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0 $200 $400 $600 $800 $1,000 CAGR: 19% Y-o-Y Growth AUM: 10 % AUA: (4) % $832B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 724 $ 108 $66 $581 $76 $98 $753

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $21 $22 $25 $26 $31 $28 $33 $10 $11 $14 $16 $18 $18 $22 Customized Separate Accounts Specialized Funds Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Dec-21 Dec-22 $0 $10 $20 $30 $40 $50 $60 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 12% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 1st infrastructure fund, 7th credit-oriented fund, and 5th direct equity fund • Fundraising 6th secondary fund, 2nd impact fund, and evergreen funds .59%.56%.55% .60% .56% .56% $39 $46 $49 $31 $34 $42 $55

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide-ranging mandates which include technology- driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $4.7B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $4.1B year-over-year increase in FEAUM • Closings during Q3 FY23: ◦ Direct equity fund: $281M ◦ Secondary fund: $572M • $29B year-over-year decrease in AUA AUM AUA Select funds in market: • Secondary fund • Credit-oriented fund • Evergreen fund • Impact fund

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 20%
USD in Millions
$230
$276
Q3 FY22
Q3 FY23


Long-Term Growth
CAGR: 13%
USD in Millions
$173
$314
FY17
FY22

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 20%
- $3.8 million in retroactive fees from our latest secondary and direct equity funds in the quarter

Incentive Fees


YTD
Y-o-Y Growth: 274%
USD in Millions
$37
$140
Q3 FY22
Q3 FY23


Long-Term Growth
CAGR: 50%
USD in Millions
$7
$54
FY17
FY22

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $952 million as of 12/31/22 diversified across 3,000+ assets and over 90 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: 56%
USD in Millions
$267
$416
Q3 FY22
Q3 FY23


Long-Term Growth
CAGR: 15%
USD in Millions
$180
$368
FY17
FY22

- Total revenues increased by 56%, driven by incentive fees

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9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $497 $1,064 $952 70 88 91 Unrealized Carried Interest Vehicles in Unrealized Carry Position Dec-20 Dec-21 Dec-22 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 51% 5-8 years 26% 8-12 years 19% > 12 years 4%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD

Y-o-Y Growth: (41)%



USD in Millions
$132
$78
Q3 FY22
Q3 FY23

Long-Term Growth



USD in Millions
$1[1]
$146
FY17
FY22

- $10M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD

Y-o-Y Growth: 53%



USD in Millions
$134
$205
Q3 FY22
Q3 FY23

Long-Term Growth

CAGR: 17%



USD in Millions
$83
$184
FY17
FY22

- Y-o-Y increase of 53% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]

YTD

Y-o-Y Growth: 11%



USD in Millions
$106
$118
Q3 FY22
Q3 FY23

Long-Term Growth

CAGR: 15%



USD in Millions
$72
$144
FY17
FY22

- Y-o-Y growth of 11%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

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11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $137 $154 $208 $374 $514 $552 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Dec-22 $0 $100 $200 $300 $400 $500 $600 • For 12/31/22, the total investment balance consisted of: ◦ ~$366M in equity method investments in our funds ◦ ~$186M in technology related and other investments • Modest leverage • $199M of debt as of 12/31/22 US D in M ill io ns Leverage $147 $171 $199 Dec-21 Mar-22 Dec-22 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2021	2022	% Change	Nine Months Ended December 31, 2021	2022	% Change
Management and advisory fees	$79,836	$97,355	22 %	$229,653	$276,182	20 %
Incentive fees	10,490	24,075	130 %	34,217	132,835	288 %
Consolidated variable interest entities related:						
Incentive fees	1,378	5,644	310 %	3,149	6,948	121 %
Total revenues	**91,704**	**127,074**	**39 %**	**267,019**	**415,965**	**56 %**
Compensation and benefits	34,004	45,676	34 %	94,028	158,235	68 %
General, administrative and other	16,332	22,717	39 %	48,742	66,066	36 %
Consolidated variable interest entities related:						
General, administrative and other	322	309	(4)%	952	941	(1)%
Total expenses	**50,658**	**68,702**	**36 %**	**143,722**	**225,242**	**57 %**
Equity in income (loss) of investees	12,924	650	(95)%	60,181	(7,493)	(112)%
Interest expense	(1,157)	(2,419)	109 %	(3,488)	(6,027)	73 %
Interest income	26	442	1,601 %	488	839	72 %
Non-operating income (expense)	37,043	(27,960)	(175)%	65,500	(11,878)	(118)%
Consolidated variable interest entities related:						
Equity in (loss) income of investees	(298)	389	N/A	170	1,030	506 %
Unrealized income	2,135	2,087	(2)%	1,067	4,333	306 %
Interest expense	(4)	—	N/A	(4)	—	N/A
Interest income	—	2,111	N/A	—	2,989	N/A
Total other income (expense)	**50,669**	**(24,700)**	**(149)%**	**123,914**	**(16,207)**	**(113)%**
Income before income taxes	**91,715**	**33,672**	**(63)%**	**247,211**	**174,516**	**(29)%**
Income tax expense	11,519	11,788	2 %	37,515	38,766	3 %
Net income	**80,196**	**21,884**	**(73)%**	**209,696**	**135,750**	**(35)%**
Less: (Loss) income attributable to non-controlling interests in general partnerships	(119)	422	N/A	167	773	363 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	26,181	9,146	(65)%	76,849	51,326	(33)%
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	2,285	2,647	16 %	519	5,617	982 %
Net income attributable to Hamilton Lane Incorporated	**$51,849**	**$9,669**	**(81)%**	**$132,161**	**$78,034**	**(41)%**
Basic earnings per share of Class A common stock	$1.44	$0.32	(78)%	$3.64	$2.21	(39)%
Diluted earnings per share of Class A Common stock	$1.40	$0.31	(78)%	$3.59	$2.19	(39)%
Weighted-average shares of Class A common stock outstanding - basic	36,902,741	37,025,416		36,375,797	37,004,657	
Weighted-average shares of Class A common stock outstanding - diluted	53,744,144	53,769,379		53,707,401	53,733,521	

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2022	% Change	Nine Months Ended December 31, 2021	Nine Months Ended December 31, 2022	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$79,836	$97,355	22 %	$229,653	$276,182	20 %
Total expenses	50,658	68,702	36 %	143,722	225,242	57 %
Less:						
Incentive fee related compensation[2]	(5,609)	(14,001)	150 %	(17,685)	(66,254)	275 %
SPAC related general, administrative and other expenses	(309)	(278)	(10)%	(868)	(846)	(3)%
Non-operating income related compensation	(1,790)	1,413	(179)%	(1,790)	(54)	(97)%
Management fee related expenses	42,950	55,836	30 %	123,379	158,088	28 %
Fee Related Earnings	**$36,886**	**$41,519**	**13 %**	**$106,274**	**$118,094**	**11 %**
Fee Related Earnings Margin	**46 %**	**43 %**		**46 %**	**43 %**	
Incentive fees	11,868	29,719	150 %	37,366	139,783	274 %
Incentive fees attributable to non-controlling interests	(59)	(243)	312 %	(134)	(302)	125 %
Incentive fee related compensation[2]	(5,609)	(14,001)	150 %	(17,685)	(66,254)	275 %
Non-operating income related compensation	(1,790)	1,413	N/A	(1,790)	(54)	(97)%
Interest income	26	442	1,601 %	488	839	72 %
Equity-based compensation	1,711	2,834	66 %	5,706	6,816	19 %
Depreciation and amortization	1,292	2,022	57 %	3,744	5,600	50 %
Adjusted EBITDA	**$44,325**	**$63,705**	**44 %**	**$133,969**	**$204,522**	**53 %**
Adjusted EBITDA Margin	**48 %**	**50 %**		**50 %**	**49 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$51,849**	**$9,669**	**(81)%**	**$132,161**	**$78,034**	**(41)%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	26,181	9,146	(65)%	76,849	51,326	(33)%
Income tax expense	11,519	11,788	2 %	37,515	38,766	3 %
Adjusted pre-tax net income	**89,549**	**30,603**	**(66)%**	**246,525**	**168,126**	**(32)%**
Adjusted income taxes[3]	(21,312)	(7,314)	(66)%	(58,673)	(40,182)	(32)%
Adjusted net income	**$68,237**	**$23,289**	**(66)%**	**$187,852**	**$127,944**	**(32)%**
Adjusted shares outstanding	**53,744,144**	**53,769,379**		**53,707,401**	**53,733,521**	
Non-GAAP earnings per share	**$1.27**	**$0.43**	**(66)%**	**$3.50**	**$2.38**	**(32)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three and nine month periods ended December 31, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.

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15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2021 2022 % Change 2021 2022 % Change Management and advisory fees Specialized funds $38,233 $53,299 39% $107,935 $144,099 34 % Customized separate accounts 25,982 29,571 14% 75,416 87,329 16 % Advisory 6,119 6,613 8% 18,781 19,073 2 % Reporting and other 5,992 6,720 12% 16,983 19,170 13 % Distribution management 3,170 596 (81) % 9,313 1,863 (80) % Fund reimbursement revenue 340 556 63% 1,225 4,648 279 % Total management and advisory fees $79,836 $97,355 22% $229,653 $276,182 20 % Reporting and other: 9% Customized separate accounts: 32% Specialized funds: 52% Advisory: 7% Nine Months Ended December 31, 2022

Incentive Fees

(Dollars in thousands)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2022	% Change	Nine Months Ended December 31, 2021	Nine Months Ended December 31, 2022	% Change
Incentive fees						
Direct equity funds	$1,377	$5,644	310 %	$3,149	$58,104	1,745 %
Secondary funds	209	447	113 %	5,574	27,393	391 %
Direct credit funds	359	6	(98)%	5,477	7,638	39 %
Evergreen funds	1,456	3,072	111 %	1,611	4,069	152 %
Other specialized funds	4,742	5,154	9 %	11,241	12,559	12 %
Customized separate accounts	3,725	15,396	313 %	10,314	30,020	191 %
Incentive fees	**$11,868**	**$29,719**	**150 %**	**$37,366**	**$139,783**	**274 %**

	As of December 31, 2021	As of September 30, 2022	As of December 31, 2022	YoY Change %	QoQ Change %
Allocated carried interest					
Secondary Fund II	$638	$369	$385	(40)%	4 %
Secondary Fund III	32,839	32,591	31,285	(5)%	(4)%
Secondary Fund IV	150,561	126,602	126,943	(16)%	0 %
Secondary Fund V	115,378	144,199	142,538	24 %	(1)%
Secondary Fund VI	—	—	1,730	N/A	N/A
Co-investment Fund II	18,352	18,871	15,436	(16)%	(18)%
Co-investment Fund III	108,072	59,703	54,964	(49)%	(8)%
Co-investment Fund IV	131,001	104,421	103,252	(21)%	(1)%
Equity Opportunities Fund V	—	6,358	4,678	N/A	(26)%
Evergreen funds	31,445	56,671	66,030	110 %	17 %
Other specialized funds	140,937	111,772	109,042	(23)%	(2)%
Customized separate accounts	335,207	322,973	295,905	(12)%	(8)%
Total allocated carried interest	**$1,064,430**	**$984,530**	**$952,188**	**(11)%**	**(3)%**

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Assets Under Management

(Dollars in millions)	December 31, 2021	September 30, 2022	December 31, 2022	YoY Change %	QoQ Change %
Assets under management / advisement					
Assets under management	$98,131	$107,107	$107,530	10 %	0 %
Assets under advisement	752,917	716,515	724,364	(4)%	1 %
Total assets under management /advisement	**$851,048**	**$823,622**	**$831,894**	**(2)%**	**1 %**
Fee-earning assets under management					
Customized separate accounts					
Balance, beginning of period	$27,390	$31,749	$32,333	18 %	2 %
Contributions	1,540	1,264	1,432	(7)%	13 %
Distributions	(719)	(587)	(576)	(20)%	(2)%
Foreign exchange, market value and other	153	(93)	(100)	(165)%	8 %
Balance, end of period	**$28,364**	**$32,333**	**$33,089**	**17 %**	**2 %**
Specialized funds					
Balance, beginning of period	$17,243	$19,372	$20,354	18 %	5 %
Contributions	770	1,230	1,472	91 %	20 %
Distributions	(384)	(324)	(213)	(45)%	(34)%
Foreign exchange, market value and other	76	76	163	114 %	114 %
Balance, end of period	**$17,705**	**$20,354**	**$21,776**	**23 %**	**7 %**
Total					
Balance, beginning of period	$44,633	$51,121	$52,687	18 %	3 %
Contributions	2,310	2,494	2,904	26 %	16 %
Distributions	(1,103)	(911)	(789)	(28)%	(13)%
Foreign exchange, market value and other	229	(17)	63	(72)%	N/A
Balance, end of period	**$46,069**	**$52,687**	**$54,865**	**19 %**	**4 %**

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18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2022 December 31, 2022 Assets Cash and cash equivalents $72,138 $146,070 Restricted cash 4,023 3,116 Fees receivable 51,869 52,074 Prepaid expenses 6,858 7,078 Due from related parties 1,872 7,784 Furniture, fixtures and equipment, net 28,842 28,348 Lease right-of-use assets, net 65,636 63,152 Investments 503,789 514,332 Deferred income taxes 245,046 230,154 Other assets 28,162 30,755 Assets of consolidated variable interest entities: Cash and cash equivalents 36 3,909 Investments held in trust 276,016 — Investments 10,036 37,360 Other assets 623 229 Total assets $1,294,946 $1,124,361 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,827 $2,045 Accrued compensation and benefits 20,117 65,761 Accrued members' distributions 27,119 19,161 Accrued dividend 12,947 14,810 Debt 171,326 199,126 Payable to related parties pursuant to tax receivable agreement 180,536 179,431 Lease liabilities 82,244 79,549 Other liabilities (includes $13,818 and $13,954 at fair value) 47,669 34,503 Liabilities of consolidated variable interest entities: Other liabilities 12,675 17 Total liabilities 557,460 594,403 Redeemable non-controlling interests 276,000 — Total equity 461,486 529,958 Total liabilities, redeemable non-controlling interests and equity $1,294,946 $1,124,361

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended December 31, (Dollars in thousands) 2021 2022 Operating activities Net income $209,696 $135,750 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 3,744 5,600 Change in deferred income taxes 19,941 14,892 Change in payable to related parties pursuant to tax receivable agreement (6,202) (1,105) Equity-based compensation 5,706 6,816 Equity in (income) loss of investees (60,181) 7,493 Gain on sale of investment (11,936) (9,783) Fair value adjustment of other investments (47,774) (18,578) Proceeds received from partnerships 38,945 11,877 Non-cash lease expense 7,210 5,370 Gain on sale of intangible asset — 2,771 Impairment of other investment — 43,289 Other 43 (2,864) Changes in operating assets and liabilities (5,868) 16,088 Consolidated variable interest entities related (812) (4,245) Net cash provided by operating activities $152,512 $213,371 Investing activities Purchase of furniture, fixtures and equipment (7,788) (3,261) Cash paid for acquisition of business (10,096) (1,500) Loans to investees — (2,535) Purchase of other investments (18,798) (34,125) Proceeds from sale of investments 12,623 10,000 Distributions from investments 12,739 1,406 Distributions received from partnerships 12,088 15,990 Contributions to partnerships (56,432) (63,364) Sale of investments held in trust — 278,954 Net cash (used in) provided by investing activities $(55,664) $201,565 Financing activities Proceeds from offerings 73,833 — Purchase of membership interests (73,833) — Borrowings of debt — 31,682 Repayments of debt (1,382) (3,873) Draw-down on revolver — 25,000 Repayment of revolver (15,000) (25,000) Repurchase of Class B common stock (1) — Repurchase of Class A shares for employee tax withholding (605) (162) Proceeds received from issuance of shares under Employee Share Purchase Plan 1,382 1,441 Payments to related parties, pursuant to tax receivable agreement (15,584) — Dividends paid (36,714) (42,550) Members' distributions paid (37,469) (45,828) Other (75) — Consolidated variable interest entities related 563 (278,748) Net cash used in financing activities $(104,885) $(338,038) (Decrease) increase in cash, cash equivalents, and restricted cash (8,037) 76,898 Cash, cash equivalents, and restricted cash at beginning of the period 90,377 76,197 Cash, cash equivalents, and restricted cash at end of the period $82,340 $153,095

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2017	Year Ended March 31, 2022	Three Months Ended December 31, 2021	Three Months Ended December 31, 2022	Nine Months Ended December 31, 2021	Nine Months Ended December 31, 2022
Net income attributable to Hamilton Lane Incorporated	**$612**	**$145,986**	**$51,849**	**$9,669**	**$132,161**	**$78,034**
Income (loss) attributable to non-controlling interests in general partnerships	1,192	376	(119)	422	167	773
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	72,634	96,548	26,181	9,146	76,849	51,326
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	4,343	2,285	2,647	519	5,617
Incentive fees	(7,146)	(53,691)	(11,868)	(29,719)	(37,366)	(139,783)
Incentive fee related compensation[1]	3,283	25,395	5,609	14,001	17,685	66,254
SPAC related general, administrative and other expenses	–	1,176	309	278	868	846
Non-operating income related compensation	–	1,810	1,790	(1,413)	1,790	54
Interest income	(320)	(500)	(26)	(2,553)	(488)	(3,829)
Interest expense	14,565	4,638	1,161	2,419	3,492	6,027
Income tax expense	316	66,423	11,519	11,788	37,515	38,766
Equity in (income) loss of investees	(12,801)	(79,296)	(12,626)	(1,039)	(60,351)	6,463
Non-operating (income) expense	(83)	(68,954)	(39,178)	25,873	(66,567)	7,546
Fee Related Earnings	**$72,252**	**$144,254**	**$36,886**	**$41,519**	**$106,274**	**$118,094**
Depreciation and amortization	1,915	5,495	1,292	2,022	3,744	5,600
Equity-based compensation	4,681	7,404	1,711	2,834	5,706	6,816
Incentive fees	7,146	53,691	11,868	29,719	37,366	139,783
Incentive fees attributable to non-controlling interests	–	(228)	(59)	(243)	(134)	(302)
Incentive fee related compensation[1]	(3,283)	(25,395)	(5,609)	(14,001)	(17,685)	(66,254)
Non-operating income related compensation	–	(1,810)	(1,790)	1,413	(1,790)	(54)
Interest income	320	500	26	442	488	839
Adjusted EBITDA	**$83,031**	**$183,911**	**$44,325**	**$63,705**	**$133,969**	**$204,522**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$51,849**	**$9,669**	**$132,161**	**$78,034**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			26,181	9,146	76,849	51,326
Income tax expense			11,519	11,788	37,515	38,766
Adjusted pre-tax net income			**89,549**	**30,603**	**246,525**	**168,126**
Adjusted income taxes[2]			(21,312)	(7,314)	(58,673)	(40,182)
Adjusted net income			**$68,237**	**$23,289**	**$187,852**	**$127,944**
Adjusted shares outstanding			53,744,144	53,769,379	53,707,401	53,733,521
Non-GAAP earnings per share			**$1.27**	**$0.43**	**$3.50**	**$2.38**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three and nine month periods ended December 31, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.

Hamilton Lane | Global Leader in the Private Markets

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21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three and nine months ended December 31, 2021 and 2022 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of February 7, 2023